Exhibit 10.5



                  AMENDED AND RESTATED MORTGAGE, DEED OF TRUST,
                     SECURITY AGREEMENT, FINANCING STATEMENT
                          AND ASSIGNMENT OF PRODUCTION

     THIS AMENDED AND RESTATED MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION (this "Mortgage") is from GULF COAST OIL CORPORATION, a Delaware corporation ("Gulf Coast" and sometimes "Mortgagor"), to EUGENE GRIN, 825 Third Avenue, New York, New York 10022, as Trustee ("Trustee") for the benefit of LAURUS MASTER FUND, LTD., a Cayman
Islands  company  ("Mortgagee"),  dated  as  of  June  30,  2006.

                                    RECITALS

     WHEREAS, Mortgagor entered into a Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production with an effective date of April 26, 2006 in favor of Mortgagee (the "Original Mortgage"); and

     WHEREAS, pursuant to the terms of a Securities Purchase Agreement dated on or about the date hereof between Gulf Coast and Mortgagee (as amended, restated, modified and/or supplemented from time to time, the "June 2006 SPA") and the Related Agreements defined therein (as amended, restated, modified and/or supplemented from time to time, the "June 2006 Related Agreements"), Mortgagor is required to execute and deliver this Mortgage pursuant to which, among other things, the Mortgaged Property (defined below) is granted and assigned by Mortgagor to Mortgagee to further secure the Secured Indebtedness (defined below).

     NOW, THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, in hand paid by Mortgagee, the receipt and adequacy of which are hereby acknowledged and confessed by Mortgagor, Mortgagor hereby agrees as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1.  Certain  Defined Terms. For all purposes of this Mortgage, unless the
           ----------------------
context  otherwise  requires:

     "Accounts and Contract Rights" shall mean all accounts (including accounts in the form of joint interest billings under applicable operating agreements), contract rights and general intangibles of Mortgagor now or hereafter existing, or hereafter acquired by, or on behalf of, Mortgagor, or Mortgagor's successors in interest, relating to or arising from the ownership, operation and development of the Mortgaged Property and to the production, processing, treating, sale, purchase, exchange or transportation of Hydrocarbons (defined below) produced or to be produced from or attributable to the Mortgaged Property or any units or pooled interest units in which all or a portion of the Mortgaged Property forms a part, together with all accounts and proceeds accruing to Mortgagor attributable to the sale of Hydrocarbons produced from the Mortgaged Property or any units or pooled interest units in which all or a portion of the Mortgaged Property forms a part.

     "April 2006 Note" shall mean that certain Secured Term Note dated as of April 28, 2006 made by Gulf Coast in favor of Mortgagee in the original principal amount of $40,000,000, as reaffirmed, amended, restated, modified and/or supplemented from time to time.

     "April 2006 Related Agreements" shall have the meaning given to the term "Related Agreements" in the April 2006 SPA, as reaffirmed, amended, restated, modified and/or supplemented from time to time.

     "April 2006 SPA" shall mean the Securities Purchase Agreement dated as of April 28, 2006 between Gulf Coast and Mortgagee, as reaffirmed, amended, restated, modified and/or supplemented from time to time.

     "Article" shall mean and refer to an Article of this Mortgage, unless specifically indicated otherwise.

     "Code" shall mean the Uniform Commercial Code in effect in each of the jurisdictions where the Mortgaged Property or a portion thereof is situated.

     "Credit Agreements" shall mean, collectively, the April 2006 SPA, the April 2006 Related Agreements, the June 2006 SPA and the June 2006 Related Agreements and "Credit Agreement" shall mean any one of the foregoing.

     "Event of Default" shall mean the occurrence of any breach by Mortgagor of any term or provision of this Mortgage or the occurrence of any Event of Default under and as defined in the applicable Credit Agreement.

     "Exhibit A" shall mean, unless specifically indicated otherwise, Exhibit A attached hereto and incorporated herein by reference for all purposes.

     "Gas Balancing Agreement" means any agreement or arrangement whereby Mortgagor, or any other party having an interest in any Hydrocarbons to be produced from mineral interests in which Mortgagor owns an interest, have a right or an obligation to take more or less than its proportionate share of production therefrom.

     "Guaranties" shall mean, collectively, each Guaranty made by any Mortgagor in favor of Mortgagee pursuant to which such Mortgagor guaranteed all debts, liabilities and obligations of New Century Energy Corp. to Mortgagee, as the same may be reaffirmed, amended, restated, modified and/or supplemented from time to time.

     "Guaranty Agreements" shall mean, collectively, the Guaranties and all the other documents, instruments and agreements executed in connection therewith, as each of the same may be reaffirmed, amended, restated, modified and/or supplemented from time to time.

     "Guaranty Obligations" shall mean all present and future indebtednesses of each Mortgagor arising pursuant to any Guaranty Agreement.

     "Hydrocarbons" shall mean oil, gas, coalbed methane gas, casinghead gas, drip gasolines, natural gasoline, condensate, distillate, as-extracted collateral and all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, byproducts and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and any and all other minerals, ores, or substances of value and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

     "June 2006 Note" shall mean that certain Secured Term Note dated on or about the date hereof made by Gulf Coast in favor of Mortgagee in the original principal amount of $5,000,000, as amended, restated, modified and/or supplemented from time to time.

     "June 2006 Related Agreements" shall have the meaning set forth in the recitals hereto.

     "June  2006  SPA"  shall have the meaning set forth in the recitals hereto.

     "Lands" shall mean the lands described in Exhibit A, shall include any lands the description of which is incorporated in Exhibit A by reference to another instrument or document, including, without limitation, all lands described in the Oil and Gas Leases listed on Exhibit A hereto, and shall also include any lands now or hereafter unitized, pooled, spaced or otherwise combined, whether by statute, order, agreement, declaration or otherwise, with lands the description of which is contained in Exhibit A or is incorporated in Exhibit A by reference.

     "Lien" shall mean any mortgage, deed of trust, collateral assignment, lien, pledge, charge, security interest or other encumbrance.

     "Loans" shall mean collectively, all amounts advanced by the Mortgagee to Mortgagor under the Notes and the Credit Agreements.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the assets, liabilities, financial condition, results of operations or prospects of Mortgagor, (b) the right or ability of Mortgagor to fully, completely and timely perform their obligations under the Credit Agreements, or (c) the validity or enforceability of any Credit Agreement against Mortgagor, or the rights or remedies of Mortgagee thereunder.

     "Mortgaged Property" shall have the meaning stated in Article 2 of this Mortgage.

     "Net Revenue Interest" shall mean Mortgagor's share of all Hydrocarbons produced from the Lands, after deducting the appropriate proportionate part of all lessors' royalties, overriding royalties, production payments and other payments out of or measured by production which burden Mortgagor's share of all such production, subject to non-consent provisions contained in joint operating agreements.

     "Notes"  shall  mean  collectively,  the  April 2006 Note and the June 2006
Note.

     "Obligations" shall mean all present and future indebtedness, obligations and liabilities (including, without limitation, all Guaranty Obligations), and all renewals, refinancings and extensions thereof, or any part thereof, of Mortgagor to Mortgagee arising pursuant to any of the Credit Agreements, or arising pursuant to any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions and any other commodity price hedging agreements by and between Mortgagor and Mortgagee and all interest accrued on any of the foregoing, and reasonable costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

     "Oil and Gas Leases" shall mean oil, gas and mineral leases, oil and gas leases, oil leases, gas leases, other mineral leases, subleases, top leases, any rights resulting in an ownership interest in Hydrocarbons and all operating rights relating to any of the foregoing (whether operated by virtue of such leases, or assignments or applicable operating agreements) and all other interests pertaining to any of the foregoing, including, without limitation, all royalty and overriding royalty interests, production payments and net profit interests, mineral fee interests, and all reversionary, remainder, carried and contingent interests relating to any of the foregoing and all other rights therein which are described and/or to which reference may be made on Exhibit A.

     "Operating Equipment" shall mean all Personal Property and fixtures affixed or situated upon all or any part of the Mortgaged Property, including, without limitation, all surface or subsurface machinery, equipment, facilities or other property of whatsoever kind or nature now or hereafter located on any of the Lands which are useful for the production, treatment, storage or transportation of oil or gas, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks and shipping facilities.

     "Original Mortgage" shall have the meaning set forth in the recitals hereto.

     "Permitted Encumbrances" shall mean with respect to the Mortgaged Property:

          (a)  Liens  securing  the  obligations;

          (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or operation of the subject property, including, without limitation, easements, rights-of-way, servitudes, permits, surface leases, and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of Mortgagor that are customarily granted in the oil and gas industry;

          (c) inchoate statutory or operators' Liens securing obligations for labor, services, materials and supplies furnished for operations on the Lands, which are not more than 60 days delinquent;

          (d) mechanic's, materialman's, warehouseman's, journeyman's and carrier's Liens, and other similar Liens arising by operation of law in the ordinary course of business, securing obligations which are not more than 60 days delinquent;

          (e) Liens for taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action;

          (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in any reserve report delivered by Mortgagor pursuant to the Credit Agreements, including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest; and

          (g) Liens, charges and encumbrances upon Mortgagor's assets, other than Proved Mineral Interests, which in the aggregate do not have a value in excess of $50,000.

     "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust, other entity or organization, or any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

     "Personal Property" shall mean that portion of the Mortgaged Property that is personal property.

     "Proved Mineral Interests" shall mean, collectively, Proved Producing Mineral Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.

     "Proved Nonproducing Mineral Interests" shall mean all Subject Interests which constitute proved developed nonproducing reserves.

     "Proved Producing Mineral Interests" shall mean all Subject Interests which constitute proved developed producing reserves.

     "Proved Undeveloped Mineral Interests" shall mean all Subject Interests which constitute proved undeveloped reserves.

     "Section" shall mean and refer to a section of this Mortgage, unless specifically indicated otherwise.

     "Secured Indebtedness" shall have the meaning stated in Article 3 of this Mortgage.

     "Subject Interests" shall have the meaning stated in Article 2 of this Mortgage.

     "Subsidiary" shall mean, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. "Subsidiary" shall include Subsidiaries of Subsidiaries (and so on).

     "Well Data" shall mean all logs, drilling reports, division orders, transfer orders, operating agreements, contracts and other agreements, abstracts, title opinions, files, records, seismic data, memoranda and other information in the possession or control of Mortgagor or to which Mortgagor has access relating to the Lands and/or any wells located thereon.

     1.2.  Other  Terms. Unless otherwise defined or indicated herein, all terms
           ------------
with their initial letter capitalized shall have the meaning given such terms in the Revolving Credit Agreement.

                                   ARTICLE II
                       GRANTING CLAUSE: MORTGAGED PROPERTY

     Mortgagor, for and in consideration of the sum of $10.00 and other good and valuable consideration, in hand paid by Mortgagee, the receipt and adequacy of which are hereby acknowledged and confessed by Mortgagor, and for and in consideration of the debt and purposes hereinafter set forth, to secure the full and complete payment and performance of the Secured Indebtedness and to secure the performance of the covenants, obligations, agreements and undertakings of Mortgagor hereinafter described, have GRANTED, BARGAINED, WARRANTED, MORTGAGED, ASSIGNED, TRANSFERRED and CONVEYED, and by these presents do GRANT, BARGAIN, WARRANT, MORTGAGE, ASSIGN, TRANSFER and CONVEY unto Trustee and Trustee's substitutes or successors, and his and their assigns, for the uses and purposes herein set forth, with warranties and covenants of title only to the extent provided herein and in the Credit Agreements, all of Mortgagor's right, title and interest, whether now owned or hereafter acquired, in all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, goods, chattel paper, instruments, documents, money, fixtures, as extracted collateral, proceeds and products of collateral or any other Personal Property of a kind or character defined in or subject to the applicable provisions of the Code, Mortgagor hereby grants to Mortgagee a security interest therein, whether now owned or hereafter acquired, namely:

          (a) all of those certain Oil and Gas Leases and Lands (all such Oil and Gas Leases and Lands being herein called the "Subject Interests," as hereinafter further defined) which are described in Exhibit A and/or to which reference may be made in Exhibit A and/or which are covered by any of the leases described on Exhibit A, which Exhibit A is made a part of this Mortgage for all purposes, and is incorporated herein by reference as fully as if copied at length in the body of this Mortgage at this point;

          (b) all rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (i) any and all properties now or hereafter pooled or unitized with any of the Subject Interests, and (ii) all presently existing or future operating agreements and unitization, communitization and pooling agreements and the units operated thereby to the extent the same relate to all or any part of the Subject Interests, including, without limitation, all units formed under or pursuant to any applicable laws (the rights, titles, interests and estates described in this clause (b) also being included within the term "Subject Interests" as used herein);

          (c) all presently existing and future agreements entered into between Mortgagor and any third party that provide for the acquisition by Mortgagor of any interest in any of the properties or interests specifically described in Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A;

          (d) the Hydrocarbons (including inventory) which are in, under, upon, produced or to be produced from or attributable to the Lands;

          (e)  the  Accounts  and  Contract  Rights;

          (f)  the  Operating  Equipment;

          (g)  the  Well  Data;

          (h) the rights and security interests of Mortgagor held by Mortgagor to secure the obligation of the first purchaser to pay the purchase price of the Hydrocarbons;

          (i) all surface leases, rights-of-way, franchises, easements, servitudes, licenses, privileges, tenements, hereditaments and appurtenances now existing or in the future obtained in connection with any of the aforesaid, and all other items of value and incident thereto which Mortgagor may, at any time, have or be entitled; and

          (j) all and any different and additional rights of any nature, of value or convenience in the enjoyment, development, operation or production, in any way, of any property or interest included in any of the foregoing clauses, and in all revenues, income, rents, issues, profits and other benefits arising therefrom or from any contract now in existence or hereafter entered into pertaining thereto, and in all rights and claims accrued or to accrue for the removal by anyone of Hydrocarbons from, or other act causing damage to, any of such properties or interests.

     All the aforesaid properties, rights and interests, together with any and all substitutions, replacements, corrections or amendments thereto, or renewals, extensions or ratifications thereof, or of any instrument relating thereto, and together with any additions thereto which may be subjected to the Lien of this Mortgage by means of supplements hereto, being hereinafter called the "Mortgaged Property".

     Subject, however, to (i) Permitted Encumbrances, and (ii) the condition that Mortgagee shall not be liable in any respect for the performance of any covenant or obligation of Mortgagor with respect to the Mortgaged Property.

     TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee and its successors, legal representatives and assigns, forever, subject to Section 7.3 hereof, to secure, in each such instance, the payment and performance of the Secured Indebtedness and the Obligations.

                                   ARTICLE III
                              SECURED INDEBTEDNESS

     This Mortgage is given to secure the Loans and all of the Obligations under and as described in the Credit Agreements and the Guaranty Agreements, including, without limitation:

          (a) interest on all credit outstanding under the Credit Agreements at the rates provided in the Credit Agreements;

          (b) the Obligations, including, without limitation, the indebtedness evidenced by the Notes;

          (c) payment and performance of any and all present and future obligations of Mortgagor according to the terms of any present or future hedge transaction, including, without limitation, any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to any such transaction now existing or hereafter entered into between Mortgagor and Mortgagee;

          (d) any sums advanced as expenses or costs incurred by, or on behalf of, Mortgagee which are made or incurred pursuant to the terms of this Mortgage or any Credit Agreement, plus interest thereon at the rate set forth in Section 1.1 of the Notes, as applicable, from the date of advance or expenditure until reimbursed; and

          (e) all other and additional debts, obligations and liabilities of every kind and character of Mortgagor now existing or hereafter arising in connection with any of the Credit Agreements or otherwise (all of the obligations and indebtedness referred to in this Article 3, and all renewals, refinancings, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "Secured Indebtedness").

                                   ARTICLE IV
                     COVENANTS, REPRESENTATIONS, WARRANTIES
                           AND AGREEMENTS OF MORTGAGOR

     Mortgagor  hereby  covenants,  represents,  warrants  and  agrees  that:

     4.1.  Payment  of  Indebtedness.  Mortgagor will duly and punctually pay or
           -------------------------
cause  to  be  paid  when  due  all  of  the  Secured  Indebtedness.

     4.2. Warranties. (a) Mortgagor, to the extent of the interests specified in
          ----------
Exhibit A, has good and defensible title, subject to Permitted Encumbrances, to each property right or interest constituting the Mortgaged Property, and has a good and legal right to make the grant and conveyance made in this Mortgage; (b) Mortgagor's present Net Revenue Interest in the Mortgaged Property is not less than that specified in Exhibit A and if no interest is specified, includes all its interests however specified in and to the Oil and Gas Leases and Lands described on Exhibit A; and (c) the Mortgaged Property is free from all Liens other than Permitted Encumbrances. Mortgagor will warrant and forever defend (subject to those Permitted Encumbrances described in clauses (b) and (f) of the definition of "Permitted Encumbrances" set forth above) the Mortgaged Property unto Mortgagee and Mortgagee's successors, legal representatives and assigns, and Trustee and Trustee's successors, legal representatives and assigns, against every Person whomsoever lawfully claiming the same or any part thereof, and Mortgagor will maintain and preserve the Lien hereby created so long as any of the Secured Indebtedness remains unpaid, except where such failure to comply would not have a Material Adverse Effect.

     4.3.  Further Assurances. Mortgagor will execute and deliver such other and
           ------------------
further instruments and will do such other and further acts as in the reasonable discretion of Mortgagee may be necessary or desirable to carry out more effectively the purposes of this Mortgage, including, without limiting the generality of the foregoing, (a) prompt correction of any material defect which may hereafter be discovered in the title to the Mortgaged Property or in the execution and acknowledgment of this Mortgage, any Note, or any other document used in connection herewith or at any time delivered to Mortgagee in connection with any Obligations, and (b) if required by Section 8.1 hereof, prompt execution and delivery of all division or transfer orders that in the reasonable discretion of Mortgagee are needed to transfer effectively the assigned proceeds of production from the Mortgaged Property to Mortgagee.

     4.4.  Taxes.  To  the  extent  and  in  the  manner  required by the Credit
           -----
Agreements, and to the extent not prohibited by applicable law, Mortgagor will promptly pay, or cause to be paid, all taxes legally imposed upon this Mortgage or upon the Mortgaged Property or upon the interest of Mortgagee therein, or upon the income, profits, proceeds and other revenues thereof.

     4.5.  Operation  of  the  Mortgaged  Property.  So  long  as  the  Secured
           ---------------------------------------
Indebtedness  or  any  part  thereof  remains  unpaid:

          (a) Mortgagor shall observe and comply with all of the terms and provisions, express or implied, of all Oil and Gas Leases relating to the Subject Interests so long as such Oil and Gas Leases are capable of producing Hydrocarbons in paying quantities, except where such failure to comply would not have a Material Adverse Effect;

          (b) Mortgagor shall comply with all contracts and agreements applicable to or relating to the Mortgaged Property or the production and sale of Hydrocarbons therefrom, except to the extent a failure to so comply would not have a Material Adverse Effect;

          (c) Mortgagor shall, at all times, take reasonable steps to maintain, preserve and keep all Operating Equipment used with respect to the Mortgaged Property in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such Operating Equipment shall at all times be properly preserved and maintained, except where such failure to comply would not have a Material Adverse Effect; provided that no item of Operating Equipment need be so repaired, renewed, replaced, added to or improved, if Mortgagor shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the Subject Interests;

          (d) Mortgagor shall cause the Mortgaged Property to be kept free and clear of all Liens other than Permitted Encumbrances;

          (e) Mortgagor shall comply with the terms of the Credit Agreements with respect to maintenance of insurance. All loss payable clauses or provisions in said policy or policies shall be endorsed in favor of and made payable to Mortgagee, as its interest may appear. Mortgagee shall have the right to collect, and Mortgagor hereby assigns to Mortgagee, any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of the Mortgaged Property, and Mortgagee may, at its election, either apply all or any part of the sums so collected toward payment of the Secured Indebtedness, whether or not such Secured Indebtedness, or any portion thereof, is then due and payable, in such manner as Mortgagee may elect, or release same to Mortgagor; and

          (f) Mortgagor shall not sell, lease, transfer, abandon or otherwise dispose of any portion of the Mortgaged Property or any of Mortgagor's rights, titles or interests therein or thereto, except as specifically permitted in the Credit Agreements.

     4.6.  Recording.  Mortgagor  will promptly and at Mortgagor's sole cost and
           ---------
expense, record, register, deposit and file this Mortgage and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the Lien hereof as a perfected Lien on real or personal property, as the case may be, subject only to Permitted Encumbrances, and the rights and remedies of Mortgagee, and otherwise will do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any state or of the United States or of any other competent authority, for the purpose of effectively operating, maintaining and preserving the Lien hereof on the Mortgaged Property.

     4.7.  Records,  Statements and Reports. Mortgagor will keep proper books of
           --------------------------------
record and account in which complete and correct entries will be made of Mortgagor's transactions in accordance with sound accounting principles, consistently applied and will, to the extent required by the Credit Agreements, furnish or cause to be furnished to Mortgagee (a) all reports required under the Credit Agreements, and (b) such other information concerning the business and affairs and financial condition of Mortgagor as Mortgagee may, from time to time reasonably request.

     4.8.  No  Government  Approvals.  Mortgagor  warrants  that  no approval or
           -------------------------
consent of any Person is necessary to authorize the execution and delivery of this Mortgage, or any of the other Credit Agreements or the Notes, or to authorize the observance or performance by Mortgagor of the covenants herein or therein contained.

     4.9.  Right  of  Entry.  Mortgagor  will permit Mortgagee, or the agents or
           ----------------
designated representatives of Mortgagee, to enter upon the Mortgaged Property, and all parts thereof, for the purposes of investigating and inspecting the condition and operation thereof.

     The representations and warranties set forth in the Credit Agreement are incorporated herein by reference as if set forth herein, and each such representation and warranty is true and correct.

                                    ARTICLE V
                         ADDITIONS TO MORTGAGED PROPERTY

     It is understood and agreed that Mortgagor may periodically subject additional properties to the Lien of this Mortgage. In the event that additional properties are to be subjected to the Lien hereof, the parties hereto agree to execute a supplemental mortgage, satisfactory in form and substance to Mortgagee, together with any security agreement, financing statement or other security instrument required by Mortgagee, all in form and substance satisfactory to Mortgagee and in a sufficient number of executed (and, where necessary or appropriate, acknowledged) counterparts for recording purposes. Upon execution of such supplemental mortgage, all additional properties thereby subjected to the Lien of this Mortgage shall become part of the Mortgaged
Property  for  all  purposes.

                                   ARTICLE VI
                           ENFORCEMENT OF THE SECURITY

     6.1. General Remedies. Upon the occurrence and during the continuance of an
          ----------------
Event of Default, Mortgagee may perform or direct Trustee to perform any one or more of the following acts, subject to and in accordance with any applicable provision of the Credit Agreements and to any mandatory requirements or limitations of applicable law then in force:

          (a) exercise all of the rights, remedies, powers and privileges of Mortgagor with respect to the Mortgaged Property or any part thereof, give or withhold all consents required therein which, with respect to the Mortgaged Property or any part thereof, Mortgagor would otherwise be entitled to give or withhold and perform or attempt to perform any covenants in this Mortgage which Mortgagor is obligated to perform; provided that no payment or performance by Mortgagee shall constitute a waiver of any Event of Default and Mortgagee shall be subrogated to all rights and Liens securing the payment of any debt, claim, tax or assessment for the payment of which Mortgagee may make an advance or which Mortgagee may pay.

          (b) execute and deliver to such Person or Persons as may be designated by Mortgagee appropriate powers of attorney to act for and on behalf of Mortgagor in all transactions with any federal, state or local agency with respect to any of the Mortgaged Property.

          (c) exercise any and all other rights or remedies granted to Mortgagee pursuant to the provisions of any of the Credit Agreements and applicable law.

          (d) if Mortgagor has failed to keep or perform any covenant whatsoever contained in any Credit Agreement or this Mortgage, Mortgagee may, at its option, perform or attempt to perform such covenant. Any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Secured Indebtedness, and Mortgagor promises, upon demand, to pay to Mortgagee, at the place where the Notes are payable, or at such other place as Mortgagee may direct by written notice, all sums so advanced or paid by Mortgagee, with interest at the rate set forth in Section 2.2 of the Notes from the date when paid or incurred by Mortgagee. No such payment by Mortgagee shall constitute a waiver of any Event of Default.

          (e) Mortgagee may, at its option, without notice, demand, presentment, notice of intent to accelerate or of acceleration, or notice of protest, all of which are hereby expressly waived by Mortgagor, declare the entire unpaid balance of the Secured Indebtedness, or any part thereof, immediately due and payable, and upon such declaration it shall be immediately due and payable, and the Liens hereof shall then be subject to foreclosure in accordance with applicable law.

          (f) Upon the occurrence of an Event of Default, this Mortgage may be foreclosed as to the Mortgaged Properties, or any part thereof, in any manner permitted by applicable law.

     Mortgagee may request Trustee to, and in such event Trustee is hereby authorized and empowered and it shall be his or her special duty upon such request of Mortgagee and to the extent permitted by applicable law, proceed with foreclosure and sell all or any part of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law or, in the absence of any such requirement, as Trustee or Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers thereof. Any such sale shall be made to the highest bidder or bidders for cash, at the courthouse door of the county wherein the Mortgaged Property is situated; provided that, if the Mortgaged Property is situated in more than one county, such sale of the Mortgaged Property, or part thereof, may be made in any county wherein any part of the Mortgaged Property is situated. Such sale shall be made at public outcry, on the day of any month, during the hours of such day, and after written notices thereof have been publicly posted in such places and for such time periods and all Persons entitled to notice thereof have been sent such notice, all as required by applicable law. If the applicable law in force as of the date hereof should hereafter be amended to require a different notice of sale applicable to sales of property of the nature of the Mortgaged Property under powers of sale conferred by mortgages or deeds of trust, Trustee may, in his or her sole discretion, to the extent permitted by applicable law, give either the notice of sale required by applicable law in effect on the date hereof or the notice of sale prescribed by the amended law; and nothing herein shall be deemed to require Mortgagee or Trustee to do, and Mortgagee and Trustee shall not be required to do, any act other than as required by applicable law in effect at the time of any such sale. After such sale, Trustee shall make to the purchaser or purchasers thereunder good and sufficient deeds, assignments or bills of sale in the name of Mortgagor, conveying or transferring the Mortgaged Property, or any part thereof, so sold to the purchaser or purchasers containing such warranties of title as are customarily given, which warranties shall be binding upon Mortgagor.

     Sale of a part of the Mortgaged Property shall not exhaust the power of sale granted hereby, but sales may be made from time to time until the Secured Indebtedness is paid and performed in full. It shall not be necessary to have present or to exhibit at any such sale any of the Personal Property. In addition to the rights and other powers of sale granted under the preceding provisions of this Section 6.1(f), if default is made in the payment of any installment of the Obligations, Mortgagee may, at its option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Secured Indebtedness to be due and payable, orally or in writing, enforce or direct Trustee to enforce (as provided by applicable law) the Liens created by this Mortgage and sell the Mortgaged Property subject to such matured indebtedness and the Liens securing its payment, in the same manner, on the same terms, at the same place and time and after having given notice in the same manner, all as provided in the preceding provisions of this Section 6.1(f). After such sale, Mortgagee or Trustee (as provided by applicable law) shall make due conveyance to the purchaser or purchasers. Sales made without maturing the

Secured Indebtedness may be made hereunder whenever there is a default in the payment of any installment of the Secured Indebtedness without exhausting the power of sale granted hereby and without affecting in any way the power of sale granted under this Section 6.1(f), the unmatured balance of the Secured Indebtedness (except as to any proceeds of any sale which Mortgagee may apply as prepayment of the Secured Indebtedness), or the Liens securing payment of the Secured Indebtedness. The sale or sales of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Mortgagee or Trustee (as provided by applicable law) is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold. It is intended by each of the foregoing provisions of this Section 6.1(f) that Trustee may, after any request or direction by Mortgagee, sell not only the Subject Interests but also all other items constituting a part of the Mortgaged Property along with the Subject Interests, or any part thereof, all as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. If the proceeds of such sale or sales of less than the whole of such Mortgaged Property shall be less than the aggregate of the Secured Indebtedness and the expense of enforcing the trust created by this Mortgage, the Liens of this Mortgage shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sale of less than the whole of the Mortgaged Property had occurred, but Mortgagee shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. In the event any questions should be raised as to the regularity or validity of any sale hereunder, Mortgagee or Trustee (as provided by applicable law) shall have the right and is hereby authorized to make resale of said property so as to remove any questions or doubt as to the regularity or validity of the previous sale, and as many resales may be made as may be appropriate. It is agreed that, in any deed or deeds given by Mortgagee or Trustee (as provided by applicable law), any and all statements of fact or other recitals therein made as to the identity of Mortgagee, or as to the occurrence or existence of any Event of Default, or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution, and application of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other act or thing having been duly done by Mortgagee or by Trustee shall be taken by any Governmental Authority as prima facie evidence that the said statements or recitals are true and correct and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that Trustee or Mortgagee may lawfully do in the premises by virtue hereof. In the event of the resignation or death of Trustee, or his or her failure, refusal, or inability, for any reason, to make any such sale or to perform any of the trusts herein declared, or, at the option of Mortgagee, without cause, Mortgagee may appoint at its sole discretion, in writing, a substitute trustee, who shall thereupon succeed to all the estates, titles, rights, powers, and trusts herein granted to and vested in Trustee. If Mortgagee is a national banking association or a corporation, such appointment may be made on behalf of such Mortgagee by any Person who is then the president, or any vice-president, or the cashier or secretary, or any other authorized officer or agent of Mortgagee. In the event of the resignation or death of any such substitute trustee, or his or her failure, refusal, or inability to make such sale or perform such trusts, or, at the option of Mortgagee, without cause,

Mortgagee may appoint successive substitute trustees from time to time in the same manner. Wherever herein the word "Trustee" is used, the same shall mean the Person who is the duly appointed Trustee or substitute trustee hereunder at the time in question.

          (g) Mortgagee may, or Trustee may upon written request of Mortgagee, in lieu of or in addition to exercising the power of sale provided for in
     Section 6.1(f) hereof, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Secured Indebtedness in accordance with the terms hereof and of the Credit Agreements evidencing it, to foreclose the Liens of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged
     Property sold under the judgment or decree of a court of competent jurisdiction.

          (h) To the extent permitted by law, upon the acceleration of the Secured Indebtedness, Mortgagee, as a matter of right and without regard to the sufficiency of the Mortgaged Property, and without any showing of insolvency, fraud or mismanagement on the part of Mortgagor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of the income, royalties, revenues, bonuses, production payments, delay rentals, benefits, rents, issues and profits thereof. Mortgagor hereby consents to the appointment of such receiver or receivers and agrees not to oppose any application therefor by Trustee or Mortgagee.

          (i) Upon the acceleration of the Secured Indebtedness, Mortgagee may (without notification, if permitted by applicable law) enter upon the Mortgaged Property, take possession of the Mortgaged Property and remove the Personal Property or any part thereof, with or without judicial process and, in connection therewith, without any responsibility or liability on the part of Mortgagee, take possession of any property located on or in the Mortgaged Property which is not a part of the Mortgaged Property and hold or store such property at Mortgagor's expense. If necessary to obtain the possession provided for in this Section 6.1 (i), Mortgagee or Trustee may undertake any and all remedies to dispossess Mortgagor, including, specifically, one or more actions for forcible entry and detainer, trespass to try title and restitution.

          (j) Mortgagee may require Mortgagor to assemble any Personal Property and any other items of the Mortgaged Property, or any part thereof, and make it available to Mortgagee at a place reasonably convenient to Mortgagor and Mortgagee to be designated by Mortgagee.

          (k) Mortgagee may surrender the insurance policies maintained pursuant to the Credit Agreements, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Indebtedness, and, in connection therewith, Mortgagor hereby appoints Mortgagee as the agent and attorney-in-fact for Mortgagor (with full powers of substitution) to collect such premiums, which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable until the release of the Liens evidenced by this Mortgage.

          (l) Mortgagee may retain the Personal Property and any other items of the Mortgaged Property, or any part thereof, in satisfaction or partial satisfaction of the Secured Indebtedness whenever the circumstances are such that Mortgagee is entitled to do so under the Code.

          (m) Mortgagee shall have the right to become the purchaser at any sale of the Mortgaged Property held by Mortgagee, Trustee or by any court, receiver or public officer, and Mortgagee shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to Mortgagee. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, interest accrued on, and fees payable in respect of the Secured Indebtedness after the same have become due and payable, and advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

          (n) Mortgagee may buy any Personal Property and any other items of the Mortgaged Property or any part thereof at any private disposition if the Mortgaged Property or the part thereof being disposed of is a type customarily sold in a recognized market or a type which is the subject of widely distributed standard price quotations.

          (o) Mortgagee shall have and may exercise any and all other rights which Mortgagee may have under the Code, by virtue of the Credit Agreements, this Mortgage, at law, in equity or otherwise.

     Mortgagee shall have no obligation to do, or refrain from doing, any of the acts, or to make or refrain from making any payment, referred to in this Section 6.1.

     6.2.  Foreclosure  by Judicial Proceedings. Upon the occurrence of an Event
           ------------------------------------
of Default, Mortgagee may proceed, where permitted by law, by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy.

     6.3. Receipt to Purchaser. Upon any sale by virtue of judicial proceedings,
          --------------------
the receipt of the officer making such sale under judicial proceedings shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of such officer therefor, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

     6.4.  Effect  of  Sale.  Any  sale  or  sales  of the Mortgaged Property or
           ----------------
portions thereof where permitted by law shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity of Mortgagor of, in and to the premises and the property sold and shall be a perpetual bar, both at law and in equity, against Mortgagor, and Mortgagor's successors, legal representatives or assigns, and against any and all Persons claiming or who shall thereafter claim all or any of the property sold by, through or under Mortgagor, or Mortgagor's successors, legal representatives and assigns. Nevertheless, Mortgagor, if requested by Mortgagee to do so, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

     6.5.  Application  of  Proceeds.  The  proceeds  of  any  sale  of or other
           -------------------------
realization on the Mortgaged Property, or any part thereof, shall be applied by Mortgagee to the Secured Indebtedness in such order as Mortgagee shall elect.

     6.6.  Mortgagor's  Waiver  of  Right  to  Appraisement,  Marshaling,  etc.
           -------------------------------------------------------------------
Mortgagor agrees, to the full extent that Mortgagor may lawfully so agree, that Mortgagor will not at any time insist upon or plead or, in any manner whatsoever, claim the benefit of any stay, extension or redemption law now or hereafter in force in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the possession thereof by any purchaser at any sale made pursuant to any provision hereof or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, and all who may claim through or under Mortgagor, so far as Mortgagor or those claiming through or under Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws. Mortgagor and all who may claim through or under Mortgagor waives, to the extent that Mortgagor or those claiming through or under Mortgagor may lawfully do so, any and all rights of appraisement and any and all right to have the Mortgaged Property marshaled upon any foreclosure of the Lien hereof or sold in inverse order of alienation and agree that any court having jurisdiction to foreclose such Lien may sell the Mortgaged Property as an entirety. If any law in this
Section 6.6 referred to and now in force, of which Mortgagor or Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this Section 6.6.

     6.7.  Mineral  Leasing  Act.  Notwithstanding  any other provisions of this
           ---------------------
Mortgage, any Oil and Gas Leases covered by this Mortgage which are subject to the Mineral Leasing Act of 1920, as amended, and the regulations promulgated thereunder, shall not be sold or otherwise disposed of to any party other than citizens of the United States, or to associations of such citizens or to any corporation organized under the laws of the United States, or any state or territory thereof that are qualified to own or control interests in such Oil and Gas Leases under the provisions of such Mineral Leasing Act and regulations, or to Persons who may acquire ownership or interest in such Oil and Gas Leases under the provisions of 30 U.S.C. Sec. 184(g), if applicable, as such Mineral Leasing Act or regulations are now or may be from time to time in effect.

     6.8.  Costs  and  Expenses.  All  reasonable  costs,  expenses  (including
           --------------------
attorneys' fees) and payments incurred or made by Mortgagee in protecting and enforcing its rights hereunder shall constitute a demand obligation owing by Mortgagor to the party incurring such or making such costs, expenses or payments and shall bear interest at a rate per annum equal to the rate set forth in
Section 2.2 of the Notes, all of which shall constitute a portion of the Secured Indebtedness.

     6.9.  Operation of the Mortgaged Property by Mortgagee. Upon the occurrence
           ------------------------------------------------
of an Event of Default that is continuing and the acceleration of the Secured Indebtedness under any Credit Agreement, and in addition to all other rights herein conferred on Mortgagee, Mortgagee (or any Person designated by Mortgagee) shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take possession of any of the Mortgaged Property and to exclude Mortgagor, and Mortgagor's agents or servants, wholly therefrom and to hold, use, administer, manage and operate the same to the extent that Mortgagor shall be at the time entitled to do any of such things and in Mortgagor's place and stead. Mortgagee (or any Person designated by Mortgagee) may operate the same without any liability or duty to Mortgagor in connection with such operations, except to use ordinary care in the operation of such Mortgaged Property, and Mortgagee or any Person designated by Mortgagee shall have the right to collect and receive all Hydrocarbons produced and sold from the Mortgaged Property, the proceeds of which shall be applied to the Secured Indebtedness in such order as Mortgagee shall elect, to make repairs, purchase machinery and equipment, conduct workover operations, drill additional wells and to exercise every power, right and privilege of Mortgagor with respect to the Mortgaged Property. When and if such expenses of such operation and development (including costs of unsuccessful workover operations or additional wells) have been paid and the Secured Indebtedness paid and performed in full, such Mortgaged Property shall, if there has been no sale or foreclosure thereof, be returned to Mortgagor.

     6.10.  Additional  Waivers. In order to enforce this Mortgage, Mortgagee or
            -------------------
Trustee shall not be obligated (a) to foreclose any other mortgage or deed of trust covering Mortgaged Property located in another State, seek a deficiency after any such foreclosure or otherwise enforce Mortgagee's rights in any of the other Mortgaged Property; or (b) to seek an injunction (prohibitive or mandatory), the appointment of a receiver, an order modifying any stay in any federal or state bankruptcy, reorganization or other insolvency proceedings relating to any of the Mortgaged Property or any portion thereof, or any other extraordinary relief. Mortgagor waives, to the fullest extent permitted by law, any defense Mortgagor may have to any liability hereunder based on Mortgagee's failure or refusal to prosecute, or any lack of diligence or delay in prosecuting, any action or proceeding to enforce any other mortgage or deed of trust. If Mortgagee elects to enforce this Mortgage before, or without, enforcing its rights with respect to any Mortgaged Property covered by any other Mortgage, Mortgagor waives, to the fullest extent permitted by law, any right Mortgagor may have, whether statutory or otherwise, to set off the value of any other Mortgaged Property, or any portion thereof, against the Secured Indebtedness. If Mortgagee elects to enforce its mortgages or deeds of trust covering all or any portion of the Mortgaged Property located in other States, or in conjunction with the enforcement of this Mortgage, Mortgagee is authorized to purchase all or any part of such other Mortgaged Property at public or private sale or as otherwise provided by applicable law, and to credit the purchase price against the Secured Indebtedness in such order or manner as Mortgagee determines in its sole discretion and to preserve Mortgagee's rights and Liens under this Mortgage for any portion of the Secured Indebtedness that remains unpaid. Mortgagor waives to the fullest extent permitted by applicable law any right to claim or seek any credit against the Secured Indebtedness in excess of the actual amount bid or received by Mortgagee in connection with the foreclosure of Mortgagee's Liens on any of the Mortgaged Property located in such other States. Mortgagor further agrees that Mortgagee shall not be required
(a) to seek or obtain a deficiency judgment in or pursuant to any action or proceeding to foreclose this Mortgage as a condition of later enforcing any mortgage or deed of trust covering Mortgaged Property located in another State, or (b) to seek or obtain a deficiency judgment in or pursuant to any action or proceeding to foreclose any such other mortgage or deed of trust as a condition of later enforcing this Mortgage. Notwithstanding the foregoing, if Mortgagee in good faith believes that it may be required either to obtain a deficiency judgment to enforce this Mortgage after enforcement of a mortgage or deed of trust covering Mortgaged Property located in another State or to enforce another mortgage or deed of trust after enforcement of this Mortgage then Mortgagor agrees that Mortgagee shall be entitled to seek and obtain such a deficiency judgment notwithstanding any contrary or inconsistent provision contained in any Credit Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1.  Advances by Mortgagee. Each and every covenant herein contained shall
           ---------------------
be performed and kept by Mortgagor solely at Mortgagor's expense. If Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this Mortgage, Mortgagee or any receiver appointed hereunder may, but shall not be obligated to, make advances to perform the same on Mortgagor's behalf, and Mortgagor hereby agrees to repay such sums upon demand plus interest at a rate per annum equal to the rate of interest set forth in Section 2.2 of the Notes. No such advance shall be deemed to relieve Mortgagor from any Event of Default hereunder.

     7.2.  Defense  of  Claims.  Mortgagor  will  notify  Mortgagee, in writing,
           -------------------
promptly of the commencement of any legal proceedings of which Mortgagor has notice affecting or which could adversely effect the Lien hereof or the status of or title to the Mortgaged Property or any material part thereof and will take such action, employing attorneys agreeable to Mortgagee, as may be necessary to preserve Mortgagor's or Mortgagee's rights affected thereby; and should Mortgagor fail or refuse to take any such action, Mortgagee may take such action on behalf and in the name of Mortgagor and at Mortgagor's sole cost and expense. Moreover, Mortgagee may take such independent action in connection therewith as it may, in its sole discretion, deem proper without any liability or duty to Mortgagor except to use ordinary care, Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at a rate per annum equal to the rate of interest set forth in Section 2.2 of the Notes will, on demand, be reimbursed to Mortgagee or any receiver appointed hereunder.

     7.3.  Defeasance.  If the Secured Indebtedness shall be paid and discharged
           ----------
in full then, and in that case only, this Mortgage shall be null and void and the interests of Mortgagor in the Mortgaged Property shall become wholly clear of the Lien created hereby, and such Lien shall be released in due course at the cost of Mortgagor. Mortgagee will, at Mortgagor's sole expense, execute and deliver to Mortgagor all releases and other instruments reasonably requested of the Lien created hereunder. Otherwise, this Mortgage shall remain and continue in full force and effect.

     7.4.  Renewals,  Amendments  and Other Security. Renewals, refinancings and
           -----------------------------------------
extensions of the Secured Indebtedness may be given at any time, and amendments may be made to this Mortgage, the Credit Agreements and any other agreements relating to any part of the Secured Indebtedness, and Mortgagee may take or may hold other security for the Secured Indebtedness. Any amendment of this Mortgage shall be by written instrument and need be executed only by the party against whom enforcement of such amendment is asserted. Mortgagee may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this Mortgage, which shall continue as a first Lien upon the Mortgaged Property not expressly released until all Secured Indebtedness secured hereby is fully paid and discharged.

     7.5.  Instrument  and  Assignment, etc. This Mortgage shall be deemed to be
           --------------------------------
and may be enforced from time to time as an assignment, chattel mortgage, contract, financing statement, real estate mortgage, pledge, security agreement, or any combination thereof, and to the extent that any particular jurisdiction wherein a portion of the Mortgaged Property is situated does not recognize or permit Mortgagor to grant, bargain, sell, warrant, mortgage, assign, transfer or convey Mortgagor's rights, titles and interests to Mortgagee in the manner herein adopted, with respect to the Mortgaged Property located in such jurisdiction, Mortgagor does hereby grant, bargain, sell, warrant, mortgage, assign, transfer and convey unto Mortgagee the Mortgaged Property to secure the Secured Indebtedness and the Obligations of Mortgagor contained herein.

     7.6.  Limitation on Interest. Regardless of any provision contained in this
           ----------------------
Mortgage or any of the Credit Agreements, Mortgagee shall never be entitled to receive, collect, or apply, as interest on the Loans, any amount in excess of the Maximum Lawful Rate, and in the event Mortgagee ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loans are paid in full, any remaining excess shall promptly be paid to Mortgagor. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Mortgagor shall, to the extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Mortgagee shall refund to Mortgagor the amount of such excess, and, in such event, Mortgagee shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

     7.7.  Unenforceable  or  Inapplicable  Provisions. If any provision of this
           -------------------------------------------
Mortgage or in any of the Credit Agreements is invalid or unenforceable in any jurisdiction, the other provisions hereof or of any of the Credit Agreements shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of Mortgagee in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to statutes or laws of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

     7.8. Rights Cumulative. Each and every right, power and remedy herein given
          -----------------
to Mortgagee shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time and thereafter, any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     7.9.  Waiver by Mortgagee. Any and all covenants in this Mortgage may, from
           -------------------
time to time, by instrument in writing signed by Mortgagee be waived to such extent and in such manner as Mortgagee may desire, but no such waiver shall ever affect or impair Mortgagee's rights and remedies or Liens hereunder, except to the extent specifically stated in such written instrument.

     7.10.  Successors and Assigns. This Mortgage is binding upon Mortgagor, and
            ----------------------
Mortgagor's heirs, devisees, successors, personal and legal representatives and assigns, and shall inure to the benefit of Mortgagee and Trustee and their successors, legal representatives and assigns, and the provisions hereof shall likewise be covenants running with the Lands.

     7.11.  Article  and  Section  Headings. The article and section headings in
            -------------------------------
this Mortgage are inserted for convenience and shall not be considered a part of this Mortgage or used in its interpretation.

     7.12.  Counterparts.  This  Mortgage  may  be  executed  in  any  number of
            ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical, except that, to facilitate recordation in any particular county or parish, counterpart portions of Exhibit A which describe properties situated in counties or parishes other than the county or parish in which such counterpart is to be recorded may be omitted.

     7.13.  Special Filing as Financing Statements. This Mortgage shall likewise
            --------------------------------------
be a security agreement and a financing statement by virtue of Mortgagor, as debtor, granting to Mortgagee, its successors, legal representatives and assigns, as secured party, a security interest in all personal property, as-extracted collateral, fixtures, accounts, contract rights, general intangibles, inventory, goods, chattel paper, instruments, documents and money described or referred to in granting clauses (a) through (j) of Article 2 hereof and all proceeds and products from the sale, lease or other disposition of the Mortgaged Property or any part thereof. The addresses shown in Section 7.14 hereof are the addresses of Mortgagor and Mortgagee and information concerning the security interest may be obtained from Mortgagee at its address. Without in any manner limiting the generality of any of the foregoing provisions hereof:
(a) some portion of the goods described or to which reference is made herein are or are to become fixtures on the Lands described or to which reference is made herein; (b) the minerals and the like (including oil and gas) included in the Mortgaged Property and the accounts resulting from the sale thereof will be financed at the wellhead(s) or minehead(s) of the well(s) or mine(s) located on the Lands described or to which reference is made herein; and (c) this Mortgage is to be filed of record, among other places, in the real estate records of each county or parish in which the Lands, or any part thereof, are situated, as a financing statement, but the failure to do so will not otherwise affect the validity or enforceability of this Mortgage. Mortgagor authorizes Mortgagee to file such amendments to this Mortgage, financing statements and amendments thereto, and continuation statements as Mortgagee deems reasonable or necessary to perfect and maintain the perfection of the Liens granted herein, including such Liens with respect to any additions to the Mortgaged Property as provided in Article 5.

     7.14.  Notices.  Whenever  this  Mortgage  requires or permits any consent,
            -------
approval, notice, request or demand from one party to another, such consent, approval, notice or demand shall, unless otherwise required under applicable law, be given in accordance with the provisions of the Credit Agreements, addressed to the party to be notified at the address stated below (or such other address as may have been designated in accordance with the provisions of the Credit Agreements):

             MORTGAGOR-DEBTOR                 MORTGAGEE-SECURED PARTY

             Gulf Coast Oil Corporation       Laurus Master Fund, Ltd.
             Attn: Edward R.  DeStefano       c/o M&C Corporate Services Limited
             5851 San Felipe, Suite 775       PO Box 309 G.T.
             Houston, Texas 77057             Ugland House, South Church Street,
             Fax:  713-266-4358               George Town
                                              Grand Cayman, Cayman Islands
                                              Facsimile:  345-949-8080

             with copies to:                  with copies to:
             W. Mark Cotham                   Scott J.  Giordano, Esq.
             Cotham, Harwell & Evans          Loeb & Loeb, LLP
             1616 S.  Voss, Suite 200         345 Park Avenue
             Houston, Texas 77057             New York, New York 10154
             Facsimile:  713-647-7512         Facsimile  212-407-4990

     7.15.  GOVERNING  LAW.  THIS  MORTGAGE, THE NOTES AND THE CREDIT AGREEMENTS
            --------------
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.

     7.16.  Future  Advances:  Maximum  Secured Amount. This Mortgage covers not
            ------------------------------------------
only the proceeds of the Loan, but all advances hereafter made by Mortgagee to or for the benefit of Mortgagor (the "Future Advances"), including, without limitation, any amounts advanced by Mortgagee in satisfying, on Mortgagor's behalf, any of Mortgagor's Obligations, and any advances made in accordance herewith by Mortgagee to protect its security, and any other advances by Mortgagee. The maximum amount secured hereby may be advanced and repaid, and again advanced and repaid from time to time, in Mortgagee' sole and absolute discretion, and this Mortgage shall become enforceable upon recording and shall have priority over all other parties whose rights arose after the recording hereof, with respect to all funds advanced by Mortgagee to Mortgagor, regardless of whether such funds were advanced before or after the arising of such other party's rights. Nothing herein shall be interpreted as requiring Mortgagee to make any Future Advances hereunder. The maximum principal amount secured by this Mortgage at any one time shall be $90,000,000.

     7.17.  Recording. Executed original counterparts of this Mortgage are to be
            ---------
filed for record in the records of the Counties wherein the Mortgaged Property is situated, and shall have annexed thereto as Exhibit A, only the portions or divisions containing specific descriptions of the Mortgaged Property relating to the Lands located in such Counties. Whenever a recorded counterpart of this Mortgage contains specific descriptions which are less than all of the descriptions contained in any full counterpart lodged with Mortgagee, the omitted descriptions are hereby included by reference in such recorded counterpart as if each recorded counterpart conformed to any full counterpart lodged with Mortgagee.

                                  ARTICLE VIII
                            ASSIGNMENT OF PRODUCTION

     8.1.  Assignment.  For  the  purpose  of  further  securing  the  Secured
           ----------
Indebtedness and the performance of Mortgagor's covenants hereunder, Mortgagor does hereby TRANSFER, ASSIGN, AND CONVEY unto Mortgagee any and all of the interests of Mortgagor in and to the Hydrocarbons that may be produced from, or attributable to, the Mortgaged Property, together with the proceeds of the sale thereof and attributable thereto. This assignment is made upon the following terms and conditions: (a) pipeline companies and others purchasing the oil, gas, minerals and other substances listed above produced and to be produced from said property are hereby authorized and directed to pay directly to Mortgagee the interests of Mortgagor in and to the proceeds of the sale of the oil, gas, minerals and other substances listed above produced, to be produced and attributable to said property and to continue such payments until they have been furnished with a release hereof executed in writing by Mortgagee, and the receipt of Mortgagee for monies so paid to it shall be a full and complete release, discharge and acquittance to any such pipeline company or other purchaser, to the extent of all amounts so paid; (b) Mortgagee is hereby authorized to receive and collect the proceeds of the sale of the oil, gas, minerals and other substances listed above assigned to it hereunder and to apply the funds so received first toward the payment of the expenses, if any, incurred in the collection thereof then toward the payment of the Secured Indebtedness, any balance remaining after the full and final payment of the Secured Indebtedness to be held subject to the order of Mortgagor; (c) Mortgagee shall have the right, at its sole option, at any time, and from time to time, to release to, or on the order of, Mortgagor all or any portion of the funds assigned to Mortgagee hereunder, and no such releases shall affect or impair the Lien of this Mortgage or the validity and effect of the assignment contained in this Article 8; (d) Mortgagee shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive; (e) Mortgagor covenants to cause all pipeline companies or other purchasers of the oil, gas, minerals and other substances listed above produced from and attributable to said property to pay promptly to Mortgagee, at the office of Mortgagee at the address of Mortgagee stated above, the interests of Mortgagor in and to the proceeds of the sale thereof; and (f) upon the full and final payment of the Secured Indebtedness, Mortgagee, at the request of Mortgagor, at Mortgagor's sole cost and expense, shall execute and deliver to Mortgagor a reassignment hereof, without recourse, representations or warranties. Notwithstanding the foregoing provisions of this Section 8.1, so long as no Event of Default has occurred and shall be continuing, Mortgagor may continue to receive from the purchasers of production all such Hydrocarbons and proceeds of the sale thereof, subject, however, to the Liens created under this Mortgage. If an Event of

Default has occurred and is continuing, Mortgagee may exercise all rights and remedies granted hereunder, including, without limitation, the right to obtain possession of all Hydrocarbons and proceeds of the sale thereof then held by Mortgagor or to receive directly from the purchasers all other Hydrocarbons and proceeds of the sale thereof.

     8.2.  Power  of  Attorney.  In  consideration of the Loans evidenced by the
           -------------------
Notes, Mortgagor hereby designates and appoints Mortgagee as Mortgagor' true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such limited periods or purposes as Mortgagee may, from time to time, prescribe) with full power and authority for and on behalf and in the name of Mortgagor upon the occurrence of an Event of Default that is continuing, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and any and all other documents of every nature as may, from time to time, be necessary or proper to effectuate the intent and purpose of the assignment contained in Section 8.1 hereof. Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had duly executed, acknowledged and delivered any such division order, transfer order, certificate or other documents. The powers and authorities herein conferred on Mortgagee may be exercised by any authorized officer or director of Mortgagee. The power of attorney conferred by this Section 8.2 is granted for a valuable consideration and hence is coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid. All Persons dealing with Mortgagee, any officer or director thereof above designated or any substitute thereof shall be fully protected in treating the powers and authorizations conferred by this Section 8.2 as continuing in full force and effect until advised by Mortgagee that all of the Secured Indebtedness is fully and finally paid.

     8.3. Amendment and Restatement. As of the date of this Mortgage, the terms,
          -------------------------
conditions, covenants, agreements, representations and warranties contained in the Original Mortgage shall be deemed amended and restated in their entirety as set forth in this Mortgage and the Original Mortgage shall be consolidated with and into and superseded by this Mortgage; provided, however, that nothing contained in this Mortgage shall impair, limit or affect the liens or security interests heretofore granted, pledged and/or assigned to Mortgagee as security for the Secured Indebtedness under the Original Mortgage.



                            [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, Mortgagor, acting by and through its duly authorized officers has executed this Mortgage on the date of its acknowledgment.


                                         GULF COAST OIL CORPORATION


                                         /s/ Edward R. DeStefano
                                         ------------------------------
                                         Edward R.  DeStefano
                                         President & CEO

The address of Mortgagor is:

Gulf Coast Oil Corporation
5851 San Felipe, Suite 775
Houston, Texas 77057












                                         This Mortgage  was  prepared  by,  and
                                         recorded  counterparts  should  be
                                         returned to:

                                         Scott J. Giordano, Esq.
                                         Loeb & Loeb LLP
                                         345 Park Avenue
                                         New York, New York 10154

THE STATE OF TEXAS     )
                       :
COUNTY OF HARRIS       )

     BEFORE ME, the undersigned authority, on this day personally appeared Edward R. DeStefano, President and CEO of GULF COAST OIL CORPORATION, a Delaware corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed, as the act and deed of such corporation and in the capacity therein stated.

     GIVEN  UNDER  MY  HAND  AND  SEAL  OF OFFICE this 28 day of June 2006.


                                      /s/ Kimberly Newman
                                      -----------------------------
                                      Notary Public, State of Texas

                                    EXHIBIT A
                                    ---------

                                SCHEDULE OF WELLS
                                -----------------

Well Name                         API
Hodde #1                     42-311-33809
Double K #2                  42-311-33828
Double K #3                  42-311-33811
Kassner #1                   42-311-33818
Kassner #2                   42-311-33833
Tyler Ranch Unit Well #1     42-311-33826
Peacock #1                   42-311-33831
Powers-Swaim Unit Well #1    42-311-33846
Swaim 58-1                   42-311-33863
Wheeler #1                   42-311-33882
Rabke/Maspero Unit # 1       42-311-33893
Cajun Caper Unit # 1         42-311-33872

                      SCHEDULE OF LEASES AND RIGHTS OF WAY
                      ------------------------------------


1. Oil, Gas and Mineral Lease dated March 23, 2005, by and between Rene Roark Bowditch, et al, as Lessor and Manti Mustang Creek, Ltd. as Lessee, covering 700 acres, more or less, situated in the B. S. & F. Survey,
     Section 61, A-150, the J. B. Taylor Survey, Section 68, A-637, and the B.S.F. Survey, Section 59, A-149 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 23, 2005, by and between Lessor and Lessee, in Volume 435, Page 440, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Leases dated April 20, 2005, by and between James F. Roark, Jr., and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 56 of the Deed Records of McMullen County, Texas.

2. Oil, Gas and Mineral Lease dated March 16, 2005, by and between Double K Property, Ltd., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 700 acres, more or less, situated in the B. S. & F. Survey,
     Section 61, A-150, the J. B. Taylor Survey, Section 68, A-637, and the B.S.F. Survey, Section 59, A-149 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 16, 2005, by and between Lessor and Lessee, in Volume 435, Page 437, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Leases dated April 20, 2005, by and between James F. Roark, Jr., and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 56 of the Deed Records of McMullen County, Texas.

3. Oil, Gas and Mineral Lease dated February 28, 2005, by and between Four K General Partnership, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 267 acres, more or less, situated in the George Elliott Survey,
     Section 959, A-181, in McMullen County, Texas recorded by Memorandum Giving Notice of Oil and Gas Lease dated February 28, 2005, by and between Lessor and Lessee, in Volume 435, Page 321, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil, Gas and Mineral Lease dated June 21, 2005, by and between Alvin Kassner, et al, and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 461 of the Deed Records of McMullen County, Texas; amended by Amendment of Oil, Gas and Mineral Lease dated effective February 28, 2005, by and between Lessor and Lessee, increasing the acreage amount 282 acres, recorded in Volume 437, Page 460, of the Deed Records of McMullen County, Texas.

4. Oil, Gas and Mineral Lease dated July 19, 2005, by and between Domingo Garza Jr., et al, as Lessor and Manti Mustang Creek, as Lessee, covering 83 acres, more or less, situated in the C. Manchaca Survey, No. 960, A-304, in McMullen County, Texas and recorded by Memorandum Giving Notice of Oil and Gas Lease dated July 19, 2005, by and between Lessor and Lessee in Volume 438, Page 70 of the Deed Records of McMullen County, Texas.

5. Oil and Gas Lease dated March 18, 2005, by and between Susan R. Glover, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179 in Atascosa County, Texas and the J. Poitevent Survey, Section 19, A-1021 in
     McMullen County, Texas, A-971 in Atascosa County, Texas, recorded in Memorandum Giving Notice of Oil and Gas Lease dated March 18, 2005, by and between Lessor and Lessee in Volume 435, Page 317 of the Deed Records of McMullen County, Texas and Book 307, Page 694 of the Official Public Records of Atascosa County, Texas; amended by Amendment to Oil and Gas Lease, dated March 6, 2006, correcting the land description, by and between Lessor and Lessee recorded in Volume 443, Page 147 of the Deed Records of McMullen County, Texas, and Document No. 80615 of the Official Public Records of Atascosa County, Texas.

6. Oil, Gas and Mineral Lease dated May 13, 2005, by and between Gloria Barbara McCarrick Gouger, et al, as Lessor and Manti Mustang Creek, Ltd. as Lessee, covering 643 acres, more or less, situated in the J. G. & O. Fish Survey No. 1073, A-200 and the B.B.B. & C. R. R. Survey 1095, A-80, in McMullen County, Texas recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 13, 2005, by and between Lessor and Lessee in Volume 436, Page 398, of the Deed Records of McMullen County, Texas.

7.   Oil and  Gas  Lease  dated April 29, 2005 by and between John L. Hardin, as
     Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 171.42 acres, more or less, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated April 29, 2005, in Volume 436, Page 59, of the Deed Records of McMullen County, Texas.

8. Oil and Gas Lease dated July 19, 2005, by and between Virginia Henry, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 147 acres, more or less, situated in the George Elliott Survey 959, A-181 and the C. Menchaca Survey 906, A-304, in McMullen County, Texas recorded by Memorandum Giving Notice of Oil and Gas Lease dated August 11, 2005, by and between Lessor and Lessee, in Volume 438, Page 164 of the Deed Records of McMullen County, Texas.

9. Oil, Gas and Mineral Lease dated February 1, 2005, by and between A. W. Hodde, Jr., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering
     572.40 acres, more or less, situated in the G.C. & S.F. RR Co. Survey No. 505, the F. H. Burmeister Survey No. 4, and the G. H. & H. RR Co. Survey No. 3, A-219, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated February 1, 2005, by and between Lessor and Lessee, in Volume 435, Page 331 of the Deed Records of McMullen County, Texas.



10.  Oil, Gas  and  Mineral Lease dated February 1, 2005, by and between William
     R. Meuth, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 572.40 acres, more or less, situated in the G. C. & S. F. RR Co.

     Survey No. 505, the F. H. Burmeister Survey No. 4 and the G. H. & H. RR Co. Survey No. 3, A-219, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated February 1, 2005, by and between Lessor and Lessee, recorded in Volume 435, Page 334 of the Deed Records of McMullen County, Texas.

11. Oil and Gas Lease dated March 15, 2005, by and between Gayle Crain Kuykendall, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessor, covering 183 acres, more or less, situated in the Thomas Corry Survey,
     Section 834, A-172, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated March 15, 2005, by and between Lessor and Lessee in Volume 435, Page 324 of the Deed Records of McMullen County, Texas.

12. Oil, Gas and Mineral Lease dated June 7, 2005, by and between MFB Partnership, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 640 acres, more or less, situated in the Maddox Bros. & Anderson Survey,
     Section 2, A-697, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated June 7, 2005 by and between Lessor and Lessee in Volume 436, Page 471 of the Deed Records of McMullen County, Texas.

13. Oil, Gas and Mineral Lease dated May 16, 2005, by and between John Mahoney, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the J. M. Hernandez Survey No. 34, A-225, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 16, 2005, by and between Lessor and Lessee in Volume 436, Page 265 of the Deed Records of McMullen County, Texas.

14. Oil, Gas and Mineral Lease dated April 8, 2005, by and between Guy P. Peacock, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 374 acres, more or less, situated in the Gabriel Vallagram Survey, Section 8, A-485, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated April 19, 2005, by and between Lessor and Lessee in Volume 436, Page 62 of the Deed Records of McMullen County, Texas.

15. Oil and Gas Lease dated April 8, 2005, by and between Lester Powers Ranch, Inc., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 300 acres, more or less, situated in the B. S. & F. Survey, Section 65, A-152,
     J.  B.  Taylor  Survey,  Section 68, A-637 and the Chas. S. Burbank Survey,
     Section 10, A-61, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated April 8, 2005, by and between Lessor and Lessee, recorded in Volume 435, Page 472, of the Deed Records of McMullen county, Texas, corrected by Corrected Memorandum Giving Notice of Oil and Gas Lease dated April 8, 2005, by and between Lessor and Lessee, in Volume 438, Page 346 of the Deed Records of McMullen County, Texas.

16. Oil, Gas and Mineral Lease dated March 12, 2005, by and between Henry B. Rabke, M.D., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 200 acres, more or less, situated in the J. G. & O. Fish Survey No. 1073, A-200 and the B.B.B. & C. R. R. Survey 1095, A-80, in McMullen County,

     Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 12, 2005, by and between Lessor and Lessee, in Volume 435, Page 328 of the Deed Records of McMullen County, Texas, corrected by Corrected Memorandum Giving Notice of Oil and Gas Lease dated March 12, 2005, by and between Lessor and Lessee, recorded in Volume 436, Page 253, of the Deed Records of McMullen County, Texas; said lease ratified by Ratification of Oil and Gas Lease dated effective March 12, 2005, by and between Billie H. Rabke and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 256 of the Deed Records of McMullen County, Texas.

17. Oil, Gas and Mineral Lease dated June 15, 2005, by and between Bernadette Maspero Schultz, et al, as Lessor, and Manti Mustang Creek, Ltd., as
     Lessee, covering 80 acres, more or less, situated in the B.B.B. & C. RR Survey No. 1, Abstract 81, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated June 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 466 of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Lease dated effective June 15, 2005, executed October 5, 2005, by and between Victor E. Maspero and Manti Mustang Creek, Ltd., recorded in Volume 439, Page 49 of the Deed Records of McMullen County, Texas.

18.  Oil, Gas  and  Mineral  Lease  dated  June  15,  2005,  by and between Leon
     Franklin Steinle, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 403 acres, more or less, situated in the J. M. Hernandez
     Survey, No. 33, A-224 and the McKinney & Williams Survey, Section 16, A-339, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated June 15, 2005, by and between Lessor and Lessee, in Volume 437, Page 07, of the Deed Records of McMullen County, Texas.

19. Oil, Gas and Mineral Lease dated June 9, 2005, by and between Robert Murray Swaim, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 403 acres, more or less, situated in the J. M. Hernandez Survey, No. 33, A-224 and the McKinney & Williams Survey, Section 16, A-339, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated June 9, 2005, by and between Lessor and Lessee, in Volume 436, Page 387 of the Deed Records of McMullen County, Texas.

20. Oil and Gas Lease dated August 31, 2005, by and between Michael Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 217 acres, more or less, situated in the J. M. Hernandez Survey, No. 33, A-224 and the McKinney & Williams Survey, Section 16, A-339, in McMullen County, Texas, recorded by Memorandum Giving Notice of Existance of Oil & Gas Lease dated August 31, 2005, by and between Lessor and Lessee, in Volume 438, Page 262, of the Deed Records of McMullen County, Texas.

21. Oil and Gas Lease dated August 31, 2005, by and between Michael Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 186 acres, more or less, situated in the J. M. Hernandez Survey, No. 33, A-224, in McMullen County, Texas, recorded by Memorandum Giving Notice of

     Existance of Oil & Gas Lease dated August 31, 2005, by and between Lessor and Lessee, in Volume 438, Page 265, of the Deed Records of McMullen County, Texas.

22. Oil and Gas Lease dated July 20, 2005, by and between Michael Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 144 acres, more or less, situated in the J. B. Taylor Survey, Section 58, A-636 and the J. B. Taylor Survey, Section 60, A-633, in McMullen County, Texas, recorded by Memorandum Giving Notice of Existance of Oil & Gas Lease dated July 20, 2005, by and between Lessor and Lessee, in Volume 437, Page 464, of the Deed Records of McMullen County, Texas.

23. Oil and Gas Lease dated August 11, 2005 by and between James L. Rayes, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 450 acres, more or less, situated in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil & Gas Lease dated August 11, 2005, by and between Lessor and Lessee, in Volume 438 Page 168, of the Deed Records of McMullen County, Texas, and Document No. 75905 of the Official Records of Atascosa County, Texas; said lease ratified by Ratification of Oil and Gas Lease, dated effective August 11, 2005, by Patrick O. Rayes, General Partner of The Patrick O. Rayes Family Partnership, Ltd., recorded in Volume 439, Page 30 of the Deed Records of McMullen County, Texas, and Document No. 77067 of the Official Records of Atascosa County, Texas.

24. Oil and Gas Lease dated March 18, 2005 by and between Patrick O. Rayes, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the J. T. Cresap Survey, Section 10, A-1554, in Atascosa County, Texas and A-1199 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil & Gas Lease dated March 18, 2005, by and between Lessor and Lessee in Volume 435, Page 313, of the Deed Records of McMullen County, Texas and Book 307, Page 699 of the Official Public Records of Atascosa County, Texas; said lease ratified by Ratification of Oil and Gas Lease dated effective March 18, 2005, by and between Lynn Krause Dowdy and husband Preston Dowdy and Myra Krause Waters and husband George C. Waters and Manti Mustang Creek, Ltd., recorded in Volume 443, Page 394 of the Deed Records of McMullen County, Texas, and Document No. 81135, of the Official Records of Atascosa County, Texas.

25. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Rodney W. Swaim, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 102 acres, more or less, situated in the J. B. Taylor Survey,
     Section 58, A-636, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 343, of the Deed Records of McMullen County, Texas.

26. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Wesley Franklin Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 70 acres, more or less, situated in the J. B. Taylor Survey,
     Section 60, A-633, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 395, of the Deed Records of McMullen County, Texas.

27. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Robert Murray Swaim, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 144 acres, more or less, situated in the J. B. Taylor Survey, Section 58, A-636 and the J. B. Taylor Survey, Section 60, A-633, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 363, of the Deed Records of McMullen County, Texas.

28. Oil, Gas and Mineral Lease dated July 26, 2005, by and between G. Franklin Swaim, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 222 acres, more or less, situated in the B. S. & Forwood Survey, No. 57, A-148, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated July 26, 2005, by and between Lessor and Lessee, in Volume 438, Page 76, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Lease dated effective July 16, 2005, by and between Wesley Franklin Swaim, et ux, and Manti Mustang Creek, Ltd., recorded in Volume 438, Page 228 of the Deed Records of McMullen County, Texas, and Ratification of Oil and Gas Lease dated effective July 16, 2005, by and between Robert Murray Swaim, Sallie Swaim, Arthur Wayne Swaim and Sherrill Swaim and Manti Mustang Creek, Ltd., recorded in Volume 438, Page 225 of the Deed Records of McMullen County, Texas.

29.  Oil Gas  and  Mineral  Lease  dated  May  20, 2005 by and between Rodney W.
     Swaim, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 208 acres, more or less, situated in B. S. & F. Survey 65, A-152 and the B. S. & F. Survey 67, A-153, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 334 of the Deed Records of McMullen County, Texas.

30. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Wesley Franklin Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 312 acres, more or less, situated in the B. S. & F. Survey,
     Section 65, A-152, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 392, of the Deed Records of McMullen County, Texas.

31. Oil and Gas Lease dated July 26, 2005, by and between Rodney W. Swaim, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 60 acres, more or less, situated in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated July 26, 2005, by and between Lessor and Lessee, in Volume 438, Page 86, of the Deed Records of McMullen County, Texas, that has been corrected by Corrected Memorandum Giving Notice of Oil and Gas Lease, dated November 9, 2005, by and between Lessor and Lessee, recorded in Volume 441, Page 166 of the Deed Records of McMullen County, Texas.

32. Oil and Gas Lease dated July 26, 2005, by and between Wesley F. Swain, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 50 acres, more or less, situated in McMullen County, Texas, recorded by Memorandum of

     Giving Notice of Oil and Gas Lease dated July 26, 2005, by and between Lessor and Lessee, in Volume 438, Page 349, of the Deed Records of McMullen County, Texas.

33.  Oil and  Gas  Lease  dated  March  30,  2005,  by  and  between Tyler Ranch
     Partners, Ltd., as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 390.81 acres, more or less, situated in the J. G. & O. Fisk Survey 1073, A-200 and the J. Hernandez Survey 962, A-229, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated March 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 01 of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Lease dated effective March 30, 2005 by and between Will Grant Ryan and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 331 of the Deed Records of McMullen County, Texas.

34. Oil, Gas and Mineral Lease dated February 17, 2005, by and between Jo Anne Henry, et al, as Lessor, and Lara Energy, Inc., as Lessee, covering 276.6 acres, more or less, situated in the F. H. Burmeister Survey No. 4, A-1061, the G. H. & H. R. R. Survey No. 5, A-216, the F. H. Burmeister Survey,
     Section  4, A-1081, the James Montgomery Survey, A-1006, and the G. C. & S.
     F. R. R. Survey, A-930, in McMullen County, Texas, recorded by Memorandum of Oil, Gas and Mineral Lease, by and between Lessor and Lessee, in Volume 435, Page 402 of the Deed Records of McMullen County, Texas.

35. Oil and Gas Lease dated March 30, 2005, by and between American National Insurance Company, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the Maddox Bros. and the Anderson Survey, Section 2, A-697, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated April 11, 2005, by and between Lessor and Lessee, in Volume 436, Page 07, of the Deed Records of McMullen County, Texas.

36.  Oil, Gas  and Mineral Lease dated September 28, 2005, by and between George
     H.  Smyer,  as  Lessor,  and Manti Mustang Creek, Ltd., as Lessee, covering
     31.029 acres, more or less, situated in the E. S. Stout Survey, Section 18, A-1032, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated September 28, 2005, by and between Lessor and Lessee, in Volume 439, Page 140, of the Deed Records of McMullen County, Texas.

37. Oil, Gas and Mineral Lease dated November 15, 2005, by and between Hortense Karbach Properties, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 25.6377 acres, more or less, situated in the E. S. Stout Survey,
     Section 18, A-1032, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated November 15, 2005, by and between Lessor and Lessee, in Volume 440, Page 339, of the Deed Records of McMullen County, Texas.

38. Oil, Gas and Mineral Lease dated November 15, 2005, by and between Eugenia Wells Webster, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 63.333acres, more or less, situated in the E. S. Stout Survey,
     Section  18,  A-1032,  in  McMullen  County,  Texas, recorded by Memorandum

     Giving Notice of Oil and Gas Lease dated November 15, 2005, by and between Lessor and Lessee, in Volume 440, Page 343, of the Deed Records of McMullen County, Texas.

39. Oil, Gas and Mineral Lease dated December 28, 2005, by and between Clifton Wheeler, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 80 acres, more or less, situated in the Jose A. Hernandez Survey 962, A-229 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated December 28, 2005, by and between Lessor and Lessee, in Volume 441, Page 286, of the Deed Records of McMullen County, Texas.

40. Oil, Gas and Mineral Lease dated December 22, 2005, by and between Domingo Garza, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 50 acres, more or less, situated in the C. Menchaca Survey, No. 960, A-304, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated December 22, 2005, by and between Lessor and Lessee, in Volume 441, Page 72, of the Deed Records of McMullen County, Texas.

41. Oil, Gas and Mineral Lease dated November 11, 2005, by and between Virginia Henry, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 20 acres, more or less, situated in the C. Menchaca Survey, No. 960, A-304, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated November 11, 2005, by and between Lessor and Lessee, in Volume 441, Page 162, of the Deed Records of McMullen County, Texas.

42. Oil and Gas Lease dated March 1, 2006, by and between Devon Energy Production Company, L.P., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded as File No. 80617 of the Oil and Gas Lease Records of Atascosa County, Texas.

43. Oil and Gas Lease dated March 8, 2006, by and between Texas Osage Royalty Pool, Inc., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded by Memorandum of Oil and Gas Lease as File No. 80616 of the Oil and Gas Lease Records of Atascosa County, Texas.

44. Oil and Gas Lease dated June 16, 1951, by and between Clifton Wheeler et ux, as Lessor, and V. T. Donnelly, as Lessee, recorded in Volume 48, Page 480 of the Deed Records of McMullen County, Texas, INSOFAR AND ONLY INSOFAR as Said Lease covers the following described 20 acres out of the Jose A. Hernandez Survey No. 962, A-229, to-wit:

          Starting at the southwest corner of the B.B.B. & C.R.R. Co. Survey No. 1095, A-80, being the northwest corner of the Clifton Wheeler Lease; Thence South 3,333' along the west boundary line of the Wheeler Lease to the point of beginning; Thence East 933' and parallel with the north survey line of the Jose Hernandez Survey, A-229; Thence South 933' and parallel with western boundary line of the Wheeler Lease; Thence West 933' and parallel with the north survey line of the

          Jose Hernandez Survey, A-229; Thence North 933' and parallel with western boundary line of the Wheeler Lease to the point of beginning; limited from the surface of the earth down to the stratigraphic equivalent of the base of the deepest productive interval in the Lee Wheeler #1 Well, corresponding to a depth of 5,224' on the open log.

RIGHT OF WAYS:

45. Right of Way Agreement dated September 30, 2005, by and between Clifton Wheeler, Jr., et al, as Grantor, and Manti Mustang Creek, Ltd., as Grantee, situated within the B. B. B. & C. R. R. Survey, No. 1095, A-80 and the G.
     M. Hernandez Survey, No. 962, A-229, in McMullen County, Texas, recorded in Volume 439, Page 371, of the Deed Records of McMullen County, Texas.

46. Right of Way Agreement dated October 12, 2005, by and between Margaret Ann Stephenson, as Grantor, and Manti Mustang Creek, Ltd., as Lessee, situated within the G. H. Smith Survey, No. 26, A-430, in McMullen County, Texas, recorded by Memorandum of Pipeline Easement and Right of Way in Volume 439, Page 143 of the Deed Records of McMullen County, Texas.